                                                                  EXHIBIT 99.19


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE:  TAL WIRELESS NETWORKS, INC.               CASE NO: 97-58435 MM
                                                  -----------------------------

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

-------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED     April, 1999
             -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                   END OF            END OF             AS OF
                                                                                  CURRENT             PRIOR            PETITION
                                                                                   MONTH              MONTH             FILING
                                                                                  -------            ------            --------
2.     ASSET/LIABILITY SUMMARY
         Current Assets (Market Value)                                              $111,629           $114,716          $245,867
                                                                             ----------------  -----------------  ----------------
         Total Assets (Market Value)                                              $3,111,629         $3,114,716        $5,665,985
                                                                             ----------------  -----------------  ----------------
         Current Liabilities                                                        $210,705           $202,705                $0
                                                                             ----------------  -----------------  ----------------
         Total Liabilities                                                        $5,577,740         $5,569,740        $5,467,035
                                                                             ----------------  -----------------  ----------------

                                                                                                                     PETITION
                                                                                CURRENT             PRIOR            DATE TO
                                                                                 MONTH              MONTH           MONTH END
                                                                                 -----              -----           ---------
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
         a.  Total Receipts                                                               $0                 $0          $257,213
                                                                             ----------------  -----------------  ----------------
         b.  Total Disbursements                                                      $3,087           $104,453          $162,065
                                                                             ----------------  -----------------  ----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)              ($3,087)         ($104,453)          $95,148
                                                                             ----------------  -----------------  ================
         d.  Cash Balance Beginning of Month                                        $114,716           $219,169
                                                                             ----------------  -----------------
         e.  Cash Balance End of Month (c + d)                                      $111,629           $114,716
                                                                             ================  =================

4.     POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                          LIABILITIES
                                                                              -----------                          -----------
         Balance at End of Previous Month                                                 $0                             $202,705
                                                                             ----------------                     ----------------
         Balance at End of Current Month                                                  $0                             $210,705
                                                                             ----------------                     ----------------

5.     PAST DUE POST-PETITION LIABILITIES

         Balance at End of Previous Month (over 30 days)                                  $0
                                                                             ----------------
         Balance at End of Current Month (over 30 days)                                   $0
                                                                             ----------------

                                                                                                      YES                 NO

6.     Are all federal, state, and local taxes current? (if no, attach schedule of unpaid
       items)                                                                                  X
                                                                                               -----------------  ----------------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including
       date of payment, amount of payment and name of payee)                                                      X
                                                                                               -----------------  ----------------
8.     Have any payments been made to officers, insiders, shareholders, relatives?
       (if yes, attach listing including date of payment, amount and reason for payment,
       and name of payee)                                                                                         X
                                                                                               -----------------  ----------------
9.     Have any payments been made to professionals? (if yes, attach listing including date
       of payment, amount of payment and name of payee)                                                           X
                                                                                               -----------------  ----------------
10.    If you answered yes to line 7,8, or 9, were all such payments approved by the court?    #X
                                                                                               -----------------  ----------------
11.    Is the estate insured for replacement cost of assets and for general liability?         N/A
                                                                                               -----------------  ----------------
12.    Are U.S. Trustee quarterly fees current?                                                X
                                                                                               -----------------  ----------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

       Date:       May 17, 1999                 Richard J Redett
             -------------------------          ------------------------------
                                                     Responsible Individual


                                            BALANCE SHEET
                                       (GENERAL BUSINESS CASE)

                                   FOR THE MONTH ENDED            April, 1999
                                                               -----------------

                                            ($         )
                                              --------

         ASSETS


                                                                             FROM SCHEDULES           MARKET VALUE
                                                                             --------------           ------------
            CURRENT ASSETS
    1            Cash and cash equivalents - unrestricted                                                       $111,629
                                                                                                 ------------------------
    2            Cash and cash equivalents - restricted                                                               $0
                                                                                                 ------------------------
    3            Accounts receivable (net)                                         A                                  $0
                                                                                                 ------------------------
    4            Inventory                                                         B                                  $0
                                                                                                 ------------------------
    5            Prepaid expenses                                                                                     $0
                                                                                                 ------------------------
    6            Other:
                         ----------------------------------------------------                    ------------------------
    7
                 ------------------------------------------------------------                    ------------------------

    8                TOTAL CURRENT ASSETS                                                                       $111,629
                                                                                                 ------------------------


            PROPERTY AND EQUIPMENT (MARKET VALUE)

    9            Real property                                                     C                                  $0
                                                                                                 ------------------------
   10            Machinery and equipment                                           D                                  $0
                                                                                                 ------------------------
   11            Furniture and fixtures                                            D                                  $0
                                                                                                 ------------------------
   12            Office equipment                                                  D                                  $0
                                                                                                 ------------------------
   13            Leasehold improvements                                            D                                  $0
                                                                                                 ------------------------
   14            Vehicles                                                          D                                  $0
                                                                                                 ------------------------
   15            Other:                                                            D
                         ----------------------------------------------------                    ------------------------
   16                                                                              D
                 ------------------------------------------------------------                    ------------------------
   17                                                                              D
                 ------------------------------------------------------------                    ------------------------
   18                                                                              D
                 ------------------------------------------------------------                    ------------------------
   19                                                                              D
                 ------------------------------------------------------------                    ------------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                 ------------------------

            OTHER ASSETS

   21            Notes receivable-net of allowances                                                           $3,000,000
                 ------------------------------------------------------------                    ------------------------
   22            Investment-NST                                                                                       $0
                 ------------------------------------------------------------                    ------------------------
   23            Investment-subs                                                                                      $0
                 ------------------------------------------------------------                    ------------------------
   24            Accounts receivable-intercompany net of allowances                                                   $0
                 ------------------------------------------------------------                    ------------------------

   25                TOTAL OTHER ASSETS                                                                       $3,000,000
                                                                                                 ------------------------

   26                TOTAL ASSETS                                                                             $3,111,629
                                                                                                 ========================

         NOTE:

               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                  ----------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------


                                       LIABILITIES AND EQUITY
                                       (GENERAL BUSINESS CASE)

                                           ($         )
                                             ---------

         LIABILITIES                                                                         FROM SCHEDULES
            POST-PETITION

                 CURRENT LIABILITIES

   27                Salaries and wages
                                                                                                           ------------------------
   28                Payroll taxes
                                                                                                           ------------------------
   29                Real and personal property taxes
                                                                                                           ------------------------
   30                Income taxes
                                                                                                           ------------------------
   31                Notes payable (short term)
                                                                                                           ------------------------
   32                Accounts payable (trade)                                                A
                                                                                                           ------------------------
   33                Real property lease arrearage
                                                                                                           ------------------------
   34                Personal property lease arrearage
                                                                                                           ------------------------
   35                Accrued professional fees                                                                            $210,705
                                                                                                           ------------------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                           ------------------------
   37                Other:
                                        ------------------------------------------------                   ------------------------
   38
                         ---------------------------------------------------------------                   ------------------------
   39
                         ---------------------------------------------------------------                   ------------------------

   40                TOTAL CURRENT LIABILITIES                                                                            $210,705
                                                                                                           ------------------------

   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                           ------------------------

   42                TOTAL POST-PETITION LIABILITIES                                                                      $210,705
                                                                                                           ------------------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   43                Secured claims                                                          E
                                                                                                           ------------------------
   44                Priority unsecured claims                                               E                            $101,776
                                                                                                           ------------------------
   45                General unsecured claims                                                E                          $5,265,259
                                                                                                           ------------------------
   46                TOTAL PRE-PETITION LIABILITIES                                                                     $5,367,035
                                                                                                           ------------------------
   47                TOTAL LIABILITIES                                                                                  $5,577,740
                                                                                                           ------------------------

         EQUITY (DEFICIT)

   48                    Preferred Stock                                                                                   $80,000
                         ---------------------------------------------------------------                   ------------------------
   49                    Common Stock                                                                                      $28,846
                         ---------------------------------------------------------------                   ------------------------
   50                    Additional Paid-In Capital                                                                    $18,461,441
                         ---------------------------------------------------------------                   ------------------------
   51                    Accumulated Deficit                                                                          ($21,001,655)
                         ---------------------------------------------------------------                   ------------------------
   52            Market value adjustment                                                                                  ($34,743)
                                                                                                           ------------------------
   53                TOTAL EQUITY (DEFICIT)                                                                            ($2,466,111)
                                                                                                           ------------------------

   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                             $3,111,629
                                                                                                           ========================


                                                SCHEDULES
                                         (GENERAL BUSINESS CASE)

                                               ($         )
                                                 --------


                                                SCHEDULE A
                                     ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                ACCOUNTS         ACCOUNTS PAYABLE                 PAST DUE
                                                               RECEIVABLE         [POST PETITION]            POST PETITION DEBT
Receivables and Payables Ageings

   0 -30 Days
                                                            -----------------   --------------------   --
   31-60 Days                                                                                            |
                                                            -----------------   --------------------     |
   61-90 Days                                                                                            |                      $0
                                                            -----------------   --------------------     --------------------------
   91+ Days                                                                                              |
                                                            -----------------   --------------------  ---
   Total accounts receivable/payable                                      $0                     $0
                                                            -----------------   ====================
   Allowance for doubtful accounts
                                                            -----------------
   Accounts receivable (net)                                              $0
                                                            =================


                                                SCHEDULE B
                                       INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
                                            INVENTORY(IES)      Inventory Beginning of Month
                                              BALANCE AT                                                     ----------------
                                             END OF MONTH       Add -
                                                                                                             ----------------
Retail/Restaurants -                                                   Net purchases
                                                                                                             ----------------
   Product for resale                                                  Direct labor
                                          ------------------                                                 ----------------
                                                                       Manufacturing overhead
                                                                                                             ----------------
Distribution -                                                         Freight in
                                                                                                             ----------------
   Product for resale                                                  Other:

                                          ------------------
                                                                       ------------------------              ----------------
Manufacturer -
                                                                       ------------------------              ----------------
   Raw materials
                                          ------------------
   Work-in-progress                                            Less -
                                          ------------------
   Finished goods                                                      Inventory End of Month
                                          ------------------                                                 ----------------
                                                                       Shrinkage
                                                                                                             ----------------
Other -                                                                Personal Use

                                          ------------------                                                 ----------------
   Explain

            ------------------------------
                                                               Cost of Goods Sold                                         $0
   ---------------------------------------                                                                   ================

        TOTAL                                            $0
                                          ==================

METHOD OF INVENTORY CONTROL                                            INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?                  Indicate by a checkmark method of inventory valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical inventory?                   Valuation methods -
                                                                               FIFO cost
                                                                                                       --------------------
   Weekly                                                                      LIFO cost
                           ----                                                                        --------------------
   Monthly                                                                     Lower of cost or
                           ----
   Quarterly                                                                       market
                           ----                                                                        --------------------
   Semi-annually                                                               Retail method
                           ----                                                                        --------------------
   Annually
                           ----
                                                                               Other -
                                                                                                       --------------------

Date of last physical inventory was           Unknown                              Explain
                                              ----------------------
                                                                                   -----------------------------------------------
Date of next physical inventory is            N/A
                                              ----------------------               -----------------------------------------------

                                                                 SCHEDULE C
                                                               REAL PROPERTY

   DESCRIPTION                                                                        COST                     MARKET VALUE
   None
   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------
        TOTAL                                                                                   $0                             $0
                                                                               ====================       ========================


                                                                 SCHEDULE D
                                                          OTHER DEPRECIABLE ASSETS

   DESCRIPTION                                                                        COST                     MARKET VALUE

   MACHINERY & EQUIPMENT -

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------
        TOTAL                                                                                   $0                             $0
                                                                               ====================       ========================

   FURNITURE & FIXTURES -

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------
        TOTAL                                                                                   $0                             $0
                                                                               ====================       ========================

   OFFICE EQUIPMENT -

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------
        TOTAL                                                                                   $0                             $0
                                                                               ====================       ========================

   LEASEHOLD IMPROVEMENTS -

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------
        TOTAL                                                                                   $0                             $0
                                                                               ====================       ========================

   VEHICLES -

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------

   ------------------------------------------------------------                --------------------       ------------------------
        TOTAL                                                                                   $0                             $0
                                                                               ====================       ========================


                                                            SCHEDULE E
                                                     PRE-PETITION LIABILITIES

                                                                                     CLAIMED                      ALLOWED

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                          AMOUNT                     AMOUNT (B)
-------------------------------------------                                          ------                     ----------
   Secured claims  (a)
                                                                               --------------------       ------------------------
   Priority claims other than taxes
                                                                               --------------------       ------------------------
   Priority tax claims                                                                    $101,776
                                                                               --------------------       ------------------------
   General unsecured claims                                                             $5,265,259
                                                                               --------------------       ------------------------

   (a)      List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION

                    Not Applicable to General Business Cases.


                                                 STATEMENT OF OPERATIONS

                                                 (GENERAL BUSINESS CASE)
                                           FOR THE MONTH ENDED    April, 1999
                                                               ----------------
                                                  $
                                                   ----------------

         CURRENT MONTH
-------------------------------                                                                     CUMULATIVE       NEXT MONTH
 ACTUAL     FORECAST   VARIANCE                                                                   (CASE TO DATE)      FORECAST
                                                                         REVENUES

                            $0     1       Gross Sales                                                    $7,000
---------   -------   ---------                                                                   ---------------    ----------
                            $0     2       less: Sales Returns & Allowances
---------   -------   ---------                                                                   ---------------    ----------
                            $0     3       Net Sales                                                      $7,000            $0
---------   -------   ---------                                                                   ---------------    ----------
                            $0     4       less: Cost of Goods Sold       (Schedule 'B')                 $68,271
---------   -------   ---------                                                                   ---------------    ----------
                            $0     5       Gross Profit                                                 ($61,271)           $0
---------   -------   ---------                                                                   ---------------    ----------
                            $0     6       Interest                                                          $92
---------   -------   ---------                                                                   ---------------    ----------
                                   7       Other Income:

                            $0     8       Miscellaneous                                                    $996
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0     9       Insurance Settlement                                         $130,000
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------

      $0        $0          $0    10            TOTAL REVENUES                                           $69,817            $0
---------   -------   ---------                                                                   ---------------    ----------


                                     EXPENSES

                            $0    11       Compensation to Owner(s)/Officer(s)
---------   -------   ---------                                                                   ---------------    ----------
                            $0    12       Salaries/Commissions
---------   -------   ---------                                                                   ---------------    ----------
                            $0    13       Management Fees
---------   -------   ---------                                                                   ---------------    ----------
                            $0    14       Depreciation
---------   -------   ---------                                                                   ---------------    ----------
                            $0    15       Taxes:
---------   -------   ---------                                                                   ---------------    ----------
                            $0    16            Employer Payroll Taxes
---------   -------   ---------                                                                   ---------------    ----------
                            $0    17            Real Property Taxes
---------   -------   ---------                                                                   ---------------    ----------
                            $0    18            Other Taxes
---------   -------   ---------                                                                   ---------------    ----------
                            $0    19       Other Selling
---------   -------   ---------                                                                   ---------------    ----------
                            $0    20       Other Administrative                                           $1,862
---------   -------   ---------                                                                   ---------------    ----------
                            $0    21       Write-off Investment Subs                                    $112,618
---------   -------   ---------                                                                   ---------------    ----------
                                  22       Other Expenses:

  $1,969               ($1,969)   23       Storage Rental                                                 $5,220
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0    24       Accounting                                                     $1,510
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0    25       Press Release                                                    $725
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0    26       Telecommunications                                             $5,015
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
    $368                 ($368)   27       SEC Reporting                                                  $7,339
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0    28       Litigation Costs                                               $1,193
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0    29       Write-off of Accounts Receivable                              $55,156
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0    30       Writedown of Notes Receivable                              $2,000,000
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------

  $2,337        $0     ($2,337)   31            TOTAL EXPENSES                                        $2,190,638            $0
---------   -------   ---------                                                                   ---------------    ----------

 ($2,337)       $0     ($2,337)   32 SUBTOTAL                                                        ($2,120,821)           $0
---------   -------   ---------                                                                   ---------------    ----------

                                     REORGANIZATION ITEMS

  $8,000               ($8,000)   33       Professional Fees                                            $318,781
---------   -------   ---------                                                                   ---------------    ----------
                            $0    34       Provisions for Rejected Executory Contracts
---------   -------   ---------                                                                   ---------------    ----------
                                           Interest Earned on Accumulated Cash
                            $0    35            Resulting from Chp 11 Case
---------   -------   ---------                                                                   ---------------    ----------
                            $0    36       Gain or (Loss) from Sale of Equipment                          $4,592
---------   -------   ---------                                                                   ---------------    ----------
    $750                 ($750)   37       US Trustee Fees                                                $2,500
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------
                            $0    38       Loss from Sale of Investments                                $220,000
---------   -------   ---------            ---------------------------------------------------    ---------------    ----------

  $8,750        $0     ($8,750)   39            TOTAL REORGANIZATION ITEMS                              $536,689            $0
---------   -------   ---------                                                                   ---------------    ----------

($11,087)       $0    ($11,087)   40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                  ($2,657,510)           $0
---------   -------   ---------                                                                   ---------------    ----------
                            $0    41       Federal & State Income Taxes
---------   -------   ---------                                                                   ---------------    ----------

($11,087)       $0    ($11,087)   42 NET PROFIT (LOSS)                                               ($2,657,510)           $0
=========   =======   =========                                                                   ===============    ==========

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS

(FOR VARIANCES GREATER THAN +/- 10% ONLY)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

                             (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED     April, 1999
                                             ---------------------

CASH BALANCE BEGINNING OF MONTH                                                                                        $114,716
                                                                                                          ----------------------

CASH RECEIPTS  (1)                                                                                                           $0
                                                                                                          ----------------------
CASH DISBURSEMENTS  (1)                                                                                                  $3,087
                                                                                                          ----------------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                      ($3,087)
                                                                                                          ----------------------
CASH BALANCE END OF MONTH                                                                                              $111,629
                                                                                                          ======================




RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                             ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                             ---------                ---------                 ---------
BANK                                                    Wells Fargo              Mallesons Stephen Jaques
                                                        ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                            Checking                 Trust Account
                                                        ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                             0114-458243
                                                        ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                         General                  Litigation Turst
                                                        ---------------------    ---------------------    ----------------------
BALANCE, END OF MONTH                                                $95,394                  $16,235
                                                        ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                $111,629
                                                        =====================

(1) Excluding bank transfers between your accounts.